                        TRANSFER AND SETTLEMENT AGREEMENT

         This Transfer and Settlement Agreement (this "Agreement") is made and entered into by Telecom Wireless Corporation, a Utah corporation ("TWC"), and FlashNet Communications, Inc., a Texas corporation ("FlashNet"), on this 5th day of November, 1999. TWC and FlashNet hereby agree as follows:

         1. BACKGROUND. TWC and FlashNet have entered into a Bill of Sale and General Instrument and Conveyance, Transfer and Assignment (the "HLN Bill of Sale"), dated September 23, 1999, pursuant to which, among other things, TWC assigned to FlashNet all of TWC's rights in certain agreements for the purchase of equity dated September 13, 1999, by and between TWC and Vision Tek, L.P. and Hyperlight Network Corporation ("Hyperlight") and FlashNet assumed TWC's obligations under such agreements arising after the date of the HLN Bill of Sale. TWC and FlashNet also have entered into a non-binding letter of intent (the "Letter of Intent") dated September 9, 1999, relating to the possible merger of TWC into FlashNet. TWC desires to reacquire the rights conveyed to FlashNet under the HLN Bill of Sale (the "Assigned Rights") and TWC and FlashNet desire to terminate the HLN Bill of Sale and affirm the termination of the Letter of Intent, all on the terms and conditions set forth herein.

         2. THE TRANSACTION. At the Closing (as hereinafter defined), FlashNet shall, pursuant to a Bill of Sale and Assignment in the form set forth as EXHIBIT A hereto, transfer, assign and convey to TWC all of its right, title and interest in the Assigned Rights, without recourse, representation or warranty of any kind except as expressly provided herein, in exchange for the issuance and delivery by TWC to FlashNet of TWC's Convertible Promissory Note in the principal amount of $700,000 (the "Note") in the form set forth as EXHIBIT B hereto. TWC shall grant registration rights to FlashNet with respect to the common stock of TWC issuable upon conversion of the Note pursuant to a Registration Rights Agreement ("the Registration Rights Agreement") in the form attached hereto as EXHIBIT C, and TWC and FlashNet shall enter into a Mutual Release Agreement (the "Release Agreement") in the form attached hereto as EXHIBIT D. This Agreement, the Note, the Registration Rights Agreement and the Release Agreement are sometimes referred to herein as the "Transaction Documents."

         3. THE CLOSING. The consummation of the transaction contemplated hereby shall take place at a closing (the "Closing") to be held on the date hereof at the offices of Brobeck, Phleger & Harrison LLP, 301 Congress Avenue, Suite 1200, Austin, Texas 78701 (or such other place and time as shall be mutually agreed upon). At the Closing, each party hereto shall execute and deliver to the other the Transaction Documents to which it is a party. The execution and delivery by each party of the Transaction Documents to which it is a party shall be a condition precedent to the obligation of the other party to consummate the transactions contemplated hereby. No Transaction Document shall become effective unless Hyperlight executes and delivers to FlashNet a Mutual Release Agreement in the form attached hereto as EXHIBIT E (the "HLN Release") prior to midnight, Texas time, on November 5, 1999 (the "Deadline"). If FlashNet does not receive an executed copy of the HLN Release prior to the Deadline, the parties agree to treat the Transaction Documents as if they had never been executed and delivered.

         4. COVENANT TO PROVIDE COLLATERAL; FLASHNET NONDISCLOSURE. TWC shall use its best efforts to obtain the consent of Hyperlight to enable TWC to pledge all of TWC's equity interest in Hyperlight to FlashNet as collateral to secure TWC's payment obligations under the Note. To this end, TWC shall use its best efforts to renegotiate its existing agreements with Hyperlight to, among other things, provide such collateral interest to FlashNet. So long as (i) TWC is pursuing such renegotiation in good faith and
(ii) TWC has not breached, nor is in default of, any of its obligations to FlashNet under the Transaction Documents, FlashNet agrees that it will not, directly or indirectly, contact Hyperlight or any of its officers, directors, employees or representatives or make any public announcement of its relationship with or transactions involving Hyperlight, except to the extent that any such disclosure is required by laws, rules, regulations, or orders of any court or other governmental agency or entity applicable to FlashNet.

         5. REPRESENTATIONS AND WARRANTIES OF TWC. TWC hereby represents and warrants to FlashNet that:

         (a) It has been duly incorporated and is validly existing and in good standing under the laws of the State of Utah.

         (b) It has duly authorized the execution, delivery and performance of this Agreement and the other Transaction Documents. It has duly executed and delivered this Agreement. This Agreement constitutes, and upon the execution and delivery by it of the other Transaction Documents in accordance with the terms hereof, the other Transaction Documents will constitute, valid and legally binding agreements of it enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

         (c) Neither the execution and delivery by it of this Agreement or the other Transaction Documents nor the consummation by it of the transactions contemplated herein or therein will violate any provision of its certificate of incorporation or bylaws or any statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to it, or conflict with or result in any breach of any of the terms of, constitute a default under, or result in the termination of or the creation of any lien pursuant to the terms of, any contract or agreement to which it is a party or by which it or any of its assets is bound.

         (d) No consent, approval or authorization from or filing or declaration with any governmental agency or any other person or entity is required of it in connection with the execution and delivery of this Agreement and the other Transaction Documents or the performance of its obligations hereunder or thereunder.

         (e) The issuance of the shares of its common stock issuable upon conversion of the Note has been duly authorized by it, and upon conversion of the Note in accordance with the terms thereof, the shares of common stock of it issued in connection therewith will be duly

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authorized, validly issued, and fully paid and non-assessable and free and clear of the preemptive rights of any person or entity.

         (f) It has full power and authority and has taken all required action necessary to permit it to execute and deliver and to carry out the terms of this Agreement and the other Transaction Documents.

         6. REPRESENTATIONS AND WARRANTIES OF FLASHNET. FlashNet represents and warrants to TWC that:

         (a) It has been duly incorporated and is validly existing and in good standing under the laws of the State of Texas.

         (b) It has duly authorized the execution, delivery and performance of this Agreement and the other Transaction Documents. It has duly executed and delivered this Agreement. This Agreement constitutes, and upon the execution and delivery by it of the other Transaction Documents in accordance with the terms hereof, the other Transaction Documents will constitute, valid and legally binding agreements of it enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

         (c) Neither the execution and delivery by it of this Agreement or the other Transaction Documents nor the consummation by it of the transactions contemplated herein or therein will violate any provision of its certificate of incorporation or bylaws or any statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to it, or conflict with or result in any breach of any of the terms of, constitute a default under, or result in the termination of or the creation of any lien pursuant to the terms of, any contract or agreement to which it is a party or by which it or any of its assets is bound.

         (d) No consent, approval or authorization from or filing or declaration with any governmental agency or any other person or entity is required of it in connection with the execution and delivery of this Agreement and the other Transaction Documents or the performance of its obligations hereunder or thereunder.

         (e) It has full power and authority and has taken all required action necessary to permit it to execute and deliver and to carry out the terms of this Agreement and the other Transaction Documents.

         (f) It is its present intention to acquire the Note for its own account and that the Note is being or will be acquired by it for the purpose of investment and not with a view to distribution. It agrees that it will not sell or transfer the Note without registration under applicable federal and state securities laws, or the availability of exemptions therefrom. It agrees that the Note will bear a restrictive legend stating that the Note has not been registered under applicable federal and state securities laws and referring to restrictions on its transferability and sale, and any other legend required by applicable law or agreement.

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

         (g) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended.

         7.  INDEMNIFICATION.

         (a) TWC shall indemnify, defend and hold FlashNet harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from (i) the untruth, inaccuracy or breach of any of the representations, warranties or agreements of TWC contained in this Agreement or the other Transaction Documents or (ii) the assertion by Hyperlight of any claims or rights against FlashNet under the HLN Bill of Sale or as a result thereof.

         (b) FlashNet shall indemnify and hold TWC, its agents, representatives, employees and directors harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties or agreements of FlashNet contained in this Agreement or the other Transaction Documents.

         8. AMENDMENTS, WAIVERS, ETC. This Agreement and the other Transaction Documents may be amended and the provisions hereof and thereof may be waived only by an instrument signed in writing by the party against whom enforcement of such amendment or waiver is sought.

         9.  CHOICE OF LAW; JURISDICTION.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. TWC HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN FLASHNET AND TWC BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN FLASHNET AND TWC SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS HAVING JURISDICTION UNLESS FLASHNET SHALL ELECT OTHERWISE. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

         (b) EACH OF TWC AND FLASHNET HEREBY (i) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT

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

IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH.

         10. EXPENSES. Each of TWC and FlashNet shall bear its own costs and expenses in connection with the negotiation, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby.

         11. PARTIES IN INTEREST. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the respective successors and assigns of the parties hereto. This Agreement shall not run to the benefit of or be enforceable by any person other than a party to this Agreement and its successors and assigns.

         12. HEADINGS. The headings of the sections and paragraphs of this Agreement have been inserted for convenience and reference only and do not constitute a part of this Agreement.

         13. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         14. NO OTHER AGREEMENTS. THIS AGREEMENT AND THE OTHER WRITTEN AGREEMENTS DESCRIBED HEREIN AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION OR AMENDMENT OF OR SUPPLEMENT TO THIS AGREEMENT OR TO ANY SUCH OTHER WRITTEN AGREEMENT SHALL BE VALID OR EFFECTIVE UNLESS THE SAME IS IN WRITING AND SIGNED BY THE PARTY AGAINST WHOM IT IS SOUGHT TO BE ENFORCED.

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

         IN WITNESS WHEREOF, the undersigned have executed this Transfer and Settlement Agreement as of the date first above written.


                                       COMPANY:

                                       TELECOM WIRELESS CORPORATION

                                       By: /s/ James C. Roberts
                                          -------------------------
                                       Name: James C. Roberts
                                            -----------------------
                                       Title: CEO
                                             ----------------------



                                       FLASHNET:

                                       FLASHNET COMMUNICATIONS, INC.

                                       By: /s/ M. Scott Leslie
                                          -------------------------
                                       Name: M. Scott Leslie
                                            -----------------------
                                       Title: CEO
                                             ----------------------


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                                EXHIBITS OMITTED